UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                  JULY 24, 2002


                       FIRST MID-ILLINOIS BANCSHARES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


                               0-13368 37-1103704
           (COMMISSION FILE NUMBER) (IRS EMPLOYER IDENTIFICATION NO.)


                    1515 CHARLESTON AVENUE, MATTOON, IL 61938
           (ADDRESS INCLUDING ZIP CODE OF PRINCIPAL EXECUTIVE OFFICES)


                                 (217) 234-7454
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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Item 5.   Other Events

Incorporated by reference is a press release issued by the Registrant on July 24, 2002, attached as Exhibit 99, providing information concerning the Registrant's announcement regarding the plans of First Mid-Illinois Bank & Trust, N.A., the wholly-owned subsidiary bank of the Registrant (the "Bank") to open new banking centers in Champaign and Maryville, Illinois which are subject to regulatory approval.



Item 7.   Financial Statements and Exhibits

         (c)      Exhibits

         Exhibit 99 - Press release issued July 24, 2002

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has dully caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FIRST MID-ILLINOIS BANCSHARES, INC.



Dated: July 24, 2002                      By:________________________________
                                                William S. Rowland
                                                President and Chief
                                                Executive Officer

                                  EXHIBIT INDEX

Exhibit
Number                       Description

99                           Press release issued July 24, 2002

                                                                      Exhibit 99

NEWS

Date:    July 24, 2002
         For Immediate Release

Contact: William S. Rowland
                  Chairman & CEO
                  217/258-0415

                    FIRST MID TO OPEN TWO NEW BANKING CENTERS

First Mid-Illinois Bank & Trust, with total assets of $700 million and 22 locations across Illinois, has announced plans to open two new banking centers. One will be in Champaign, located on South Neil Street in the Shoppes of Knollwood. The second will be in Maryville, which is just east of St. Louis between Collinsville and Edwardsville.

According to William S. Rowland, Chairman and CEO of First Mid-Illinois Bank & Trust, "We chose these locations for new banking centers based on the growth of these markets and as a strategic opportunity to expand the geographic area we serve. We have studied the demographics of both Champaign/Urbana and the metro east area of St. Louis and believe that we can be successful. We have operated in Urbana for some time now, and our presence in Highland, which is not far from Maryville, has proven very successful."

Mr. Rowland added: "Our Board of Directors is very interested in having us remain an independent company. We have added numerous products and services in recent years, expanded the area in which we do business, and at the same time maintained a consistent record of profitability and high quality service. We believe these new locations will provide added convenience for our customers, and at the same time provide a new dimension of growth opportunities for our company. Subject to receiving regulatory approval, we plan to open both of the new banking centers later this year."

First Mid-Illinois Bank & Trust, originally chartered as the 24th U.S. National Bank in 1865, has assets in excess of $700 million and manages an additional $300 million in assets through its Trust & Financial Services division. First Mid operates banking centers in fifteen communities, including: Urbana, Monticello, Tuscola, Arcola, Mattoon, Charleston, Effingham, Neoga, Altamont, Sullivan, De Land, Decatur, Taylorville, Pocahontas, and Highland. More information about First Mid-Illinois Bank & Trust is available at www.firstmid.com.